UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §.240.14a-12

Office Properties Income Trust

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Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V68818-P27739 Your Vote Counts! OFFICE PROPERTIES INCOME TRUST 2025 Annual Meeting Vote by June 11, 2025 11:59 PM ET You invested in OFFICE PROPERTIES INCOME TRUST and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 12, 2025. Vote Virtually at the Meeting* June 12, 2025 9:30 a.m., Eastern Time *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote View the Company’s Notice of Annual Meeting, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 29, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Virtually at: https://www.virtualshareholdermeeting.com/OPI2025 INVESTOR RELATIONS OFFICE PROPERTIES INCOME TRUST 255 WASHINGTON STREET, SUITE 300 NEWTON, MASSACHUSETTS 02458

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V68819-P27739 1. Election of Trustees. For All Nominees (for Independent Trustee): 01) Donna D. Fraiche 02) Barbara D. Gilmore 03) William A. Lamkin 04) Elena B. Poptodorova 05) Jeffrey P. Somers 06) Mark A. Talley Nominees (for Managing Trustee): 07) Jennifer B. Clark 08) Adam Portnoy 2. Advisory vote to approve executive compensation. For 3. Approval of the Second Amended and Restated Office Properties Income Trust 2009 Incentive Share Award Plan. For 4. Ratification of the appointment of Deloitte & Touche LLP as independent auditors to serve for the 2025 fiscal year. For